UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8287

Cohen & Steers Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY INCOME FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset values per share at that date were $16.56, $15.95 and $15.94 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $16.89. In addition, a dividend was declared for shareholders of record on June 22, 2006 and paid on June 23, 2006 to all four classes of shares. The dividends were as follows: Class A—$0.19 per share, Class B—$0.165 per share, Class C—$0.165 per share and Class I—$0.20 per share.a

The total return, including income and change in net asset value, for Cohen and Steers Realty Income Fund and the comparative benchmarks were:

Six Months Ended 6/30/06
Cohen & Steers Realty Income Fund—Class A	10.89%
Cohen & Steers Realty Income Fund—Class B	10.62%
Cohen & Steers Realty Income Fund—Class C	10.55%
Cohen & Steers Realty Income Fund—Class I	11.15%
NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%
Blend—87.5% NAREIT Equity REIT Index[b], 12.5% Merrill Lynch REIT Preferred Index[b]	11.48%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS REALTY INCOME FUND, INC.

Investment Review

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. When concerns about inflation, Fed tightening and potentially slower economic growth spooked investors across markets, REITs also retrenched briefly. By June 30, however, the continued drumbeat of positive developments in fundamentals for U.S. Real Estate drove U.S. REIT stocks back to within a couple of percentage points of their first quarter closing levels.

We believe the broader stock market has been concerned that accelerating inflationary pressures would necessitate more Federal Reserve monetary tightening than previously expected, increasing the possibility of slower economic growth—a condition we have been forecasting for some time. Interestingly, while a slowdown in economic growth and higher inflation are generally viewed as negatives for stock returns, we believe the current real estate recovery should progress quite nicely. Ongoing demand for real estate in an environment of moderate economic growth should, in our view, continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year.

It is also noteworthy that during the first half of 2006, the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. During this same period, REITs generated a total return of 12.9%, further confounding the many financial pundits who repeatedly mischaracterize REITs as interest-rate-sensitive stocks in the face of continued evidence to the contrary. While quantitative evidence has shown REITs historically to have had a low long-term correlation to interest rates, that perception still exists.

REIT stocks continued to respond to improving real estate fundamentals in the six months ending June 30. The top-performing sectors for the period were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors that benefited most from the real estate recovery.

The apartment sector continued to advance as weakness in the for-sale housing markets continued to accrue to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets today has forced more households to choose renting as an alternative to buying a home. With reports of more children of baby boomers and an expanding workforce moving into apartments and fewer first-time home buyers moving out, apartment rents accelerated forcefully. Home Properties (39.7%) was the fund's top performer. Education Realty Trust, an owner of student housing, was second, with a total return of 34.6%. Conversely, GMH Communities Trust, another student housing company, was one of the fund's worst performers (–11.8%) as it struggled with company-specific issues.

Office properties benefited from strong corporate profit growth, which typically manifests itself in corporations hiring new employees and filling up office space. Two large transactions in the first half of the year underscored that. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a 31.8% total return year-to-date and was one of the fund's top performers. The price implied a capitalization rate (the unleveraged

COHEN & STEERS REALTY INCOME FUND, INC.

initial yield) on CarrAmerica's real estate of 6.7%, better than the 7.5% assumed rate that most analysts had been using to value the company.

Then, on June 5, Trizec Properties announced that it was being acquired by Brookfield Properties and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse Company in 2004. The 18% stock price premium offered for Trizec was larger than the average premium in recent quarters, and reiterated to investors that most office REITs were trading at discounts to the value of their underlying office building assets.

The fund's overall performance benefited from its overweight position in the office sector. Other top performers were Equity Office Properties (22.7%), one of the fund's largest holdings, and Highwoods Properties (30.6%), which benefited from the favorable resolution of company-specific issues and speculation that they too were a takeover candidate. The fund's performance suffered from underweight positions in SL Green Realty (45.0%), Trizec Properties (26.8%) and Boston Properties (23.8%), as these companies do not pay sufficient dividends to meet the fund's primary income objective.

The hotel sector continued to benefit from strong demand from both the business and leisure travel segments, combined with negligible new construction. The fund benefited from its positions in Diamondrock Hospital (27.1%) and Equity Inns (25.2%), which were helped by rising occupancies and skyrocketing room rates. Another holding, Strategic Hotels, did not fare as well, advancing only 3.0% as the shares came under pressure in the second quarter from a large and costly equity offering that the company executed to help feed its ongoing acquisition program. The fund's underweight in the hotel sector overall detracted slightly from its relative performance. Here, too, hotel companies on average do not pay high enough dividends to meet the fund's primary income objective.

The self storage sector (11.3%) took a break from recent strong advances. Our stock selection in this sector detracted from the fund's performance due to positions in Extra Space Storage (8.6%) and U-Store-It (–7.8%), and from not holding Public Storage (13.6%) and Shurgard Storage Center (12.3%).

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform as the long-awaited recovery remained elusive. Free standing retail (2.6%) turned in a weak but positive performance. Regional malls rounded out the worst-performing sectors (3.6%). Mills Corporation (–34.6%), our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

The fund's REIT preferreds allocation delivered a 2.4% total return for the six-month period, outperforming the Merrill Lynch REIT Preferred Index but detracting from the fund's overall relative performance. Our strategy is to maintain a position in REIT preferred stocks in an effort to help the fund achieve higher current income than a portfolio of only U.S. REIT common stocks (our REIT preferred holdings had a 7.8% yield as of June 30) and to lower its overall volatility. Modest new supply in the REIT preferred space has been met with continued strong demand from income investors. Rapidly improving REIT fundamentals have made REIT preferreds very attractive income vehicles, and we have noted a broadening in the traditional buyer base over the past several quarters. Positive credit ratings agency activities have also helped to support the market.

COHEN & STEERS REALTY INCOME FUND, INC.

We expect better performance from REIT preferreds later in the year. Improved performance should follow from a cessation of the Fed rate hike campaign and the economic slowing that we expect will follow. Notably, while we expect the economy to begin to cool, we nonetheless project continued improvements in REIT fundamentals. Hence, credit metrics should continue to improve for some time. One risk continues to be REIT privatization activity, which presents potential for credit downgrades.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return that real estate has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds and (other) stocks. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. Historically, landowners have enjoyed inflationary times. Note that, while the past is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at greater levels than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other financial assets. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market. However, our belief is that the Federal Reserve knows how to do its job of maintaining relative price stability, and that the imbalances in the economy are manageable and do not represent significant structural impediments to its execution of what we believe will be a typical mid-cycle slowdown.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth (we estimate the 2% range) should, in our view, derail the steady real estate recovery that has thus far driven cash flow and dividend growth in the U.S. REIT sector.

COHEN & STEERS REALTY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JAMES S. CORL	JOSEPH M. HARVEY

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIEN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS REALTY INCOME FUND, INC.

Performance Review

Average Annual Total Returns—For the Periods Ended June 30, 2006

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	7.73%[a]	7.12%[b]	9.55%[d]	—
1 Year (without sales charge)	12.81%	12.12%	12.05%	13.19%
5 Years (with sales charge)	15.17%[a]	15.25%[c]	15.46%	—
5 Years (without sales charge)	16.23%	15.48%	15.46%	16.64%
Since Inception[e] (with sales charge)	12.25%[a]	11.43%	11.47%	—
Since Inception[e] (without sales charge)	12.84%	11.43%	11.47%	13.53%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception dates: September 2, 1997, January 15, 1998, January 14, 1998 and July 15, 1998 for Class A, B, C and I, respectively.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/06—06/30/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REALTY INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2006	Ending Account Value June 30, 2006	Expenses Paid During Period* January 1, 2006– June 30, 2006
Class A
Actual (10.89% return)	$1,000.00	$1,108.90	$6.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26
Class B
Actual (10.62% return)	$1,000.00	$1,106.20	$9.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.49
Class C
Actual (10.55% return)	$1,000.00	$1,105.50	$9.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.37	$9.49
Class I
Actual (11.15% return)	$1,000.00	$1,111.50	$4.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51

*  Expenses are equal to the fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.25%, 1.90%, 1.90% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REALTY INCOME FUND, INC.

JUNE 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Equity Office Properties Trust	$83,248,824	5.6%
Equity Residential	64,862,973	4.4
Home Properties	59,394,146	4.0
Colonial Properties Trust	47,048,560	3.2
Mack-Cali Realty Corp.	46,498,592	3.1
Brandywine Realty Trust	46,034,177	3.1
Reckson Associates Realty Corp.	45,844,902	3.1
Liberty Property Trust	45,265,220	3.1
Apartment Investment & Management Co.	43,041,570	2.9
Ventas	37,257,836	2.5

a  Top ten holdings determined on the basis of the individual securities held.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	88.7%
DIVERSIFIED	9.8%
Colonial Properties Trust		952,400	$47,048,560
Digital Realty Trust		589,200	14,547,348
Entertainment Properties Trust		381,600	16,427,880
iStar Financial		412,700	15,579,425
Lexington Corporate Properties Trust		465,300	10,050,480
Spirit Finance Corp.		1,246,300	14,033,338
Vornado Realty Trust		276,000	26,923,800
			144,610,831
HEALTH CARE	9.8%
Health Care Property Investors		1,115,800	29,836,492
Health Care REIT		499,600	17,461,020
Healthcare Realty Trust		149,600	4,764,760
Medical Properties Trust		1,141,000	12,596,640
Nationwide Health Properties		1,082,200	24,360,322
Senior Housing Properties Trust		860,800	15,416,928
Ventas		1,099,700	37,257,836
Windrose Medical Properties Trust		245,700	3,587,220
			145,281,218
HOTEL	4.6%
DiamondRock Hospitality Co.		1,016,300	15,051,403
Equity Inns		1,072,100	17,753,976
Hospitality Properties Trust		482,500	21,191,400
Strategic Hotels & Resorts		703,200	14,584,368
			68,581,147
MORTGAGE	1.8%
Newcastle Investment Corp.		1,036,273	26,238,432

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	22.4%
Boston Properties		214,500	$19,390,800
Brandywine Realty Trust		1,430,966	46,034,177
Equity Office Properties Trust		2,280,165	83,248,824
Glenborough Realty Trust		597,600	12,872,304
Highwoods Properties		443,400	16,042,212
HRPT Properties Trust		979,700	11,325,332
Kilroy Realty Corp.		274,000	19,796,500
Mack-Cali Realty Corp.		1,012,600	46,498,592
Maguire Properties		685,300	24,102,001
Reckson Associates Realty Corp.		1,107,900	45,844,902
Republic Property Trust		649,150	6,413,602
			331,569,246
OFFICE/INDUSTRIAL	4.7%
Duke Realty Corp.		319,959	11,246,559
EastGroup Propterties		164,900	7,697,532
Liberty Property Trust		1,024,100	45,265,220
Mission West Properties		462,000	5,118,960
			69,328,271
RESIDENTIAL	17.8%
APARTMENT	16.8%
American Campus Communities		619,500	15,394,575
Apartment Investment & Management Co.		990,600	43,041,570
Education Realty Trust		516,400	8,598,060
Equity Residential		1,450,100	64,862,973
GMH Communities Trust		648,700	8,549,866
Home Properties		1,069,972	59,394,146
Post Properties		486,200	22,044,308
United Dominion Realty Trust		982,700	27,525,427
			249,410,925
MANUFACTURED HOME	1.0%
Sun Communities		439,700	14,303,441
TOTAL RESIDENTIAL			263,714,366

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SELF STORAGE	3.9%
Extra Space Storage		1,349,300	$21,912,632
Sovran Self Storage		371,800	18,883,722
U-Store-It Trust		931,620	17,570,353
			58,366,707
SHOPPING CENTER	13.9%
COMMUNITY CENTER	7.0%
Cedar Shopping Centers		847,600	12,476,672
Developers Diversified Realty Corp.		428,700	22,369,566
Equity One		823,600	17,213,240
Heritage Property Investment Trust		265,800	9,281,736
Inland Real Estate Corp.		1,540,100	22,916,688
Ramco-Gershenson Properties Trust		553,300	14,900,369
Urstadt Biddle Properties—Class A		243,077	3,959,724
			103,117,995
REGIONAL MALL	6.9%
CBL & Associates Properties		408,300	15,895,119
Glimcher Realty Trust		861,000	21,361,410
Macerich Co.		228,800	16,061,760
Mills Corp.		406,300	10,868,525
Pennsylvania REIT		476,100	19,220,157
Simon Property Group		232,700	19,300,138
			102,707,109
TOTAL SHOPPING CENTER			205,825,104
TOTAL COMMON STOCK (Identified cost—$953,869,785)			1,313,515,322

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PREFERRED STOCK	10.4%
DIVERSIFIED	1.6%
Colonial Properties Trust, 8.125%, Series D		120,400	$3,105,116
Colonial Properties Trust, 7.62%, Series E		50,500	1,285,225
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		256,900	5,415,452
Digital Realty Trust, 8.50%, Series A		84,700	2,142,063
Digital Realty Trust, 7.875%, Series B		95,000	2,256,250
Duke Realty Corp., 6.95%, Series M		30,050	737,727
Entertainment Properties Trust, 7.75%, Series B		126,000	3,011,400
iStar Financial, 8.00%, Series D		25,000	627,500
iStar Financial, 7.80%, Series F		67,400	1,667,139
iStar Financial, 7.65%, Series G		160,300	3,944,983
			24,192,855
HEALTH CARE	1.5%
Health Care REIT, 7.875%, Series D		21,000	531,090
Health Care REIT, 7.625%, Series F		264,900	6,656,937
LTC Properties, 8.00%, Series F		200,000	4,988,000
Nationwide Health Properties, 7.677%, Series A		49,800	4,980,000
Omega Healthcare Investors, 8.375%, Series D		190,000	4,867,800
			22,023,827
HOTEL	1.5%
Ashford Hospitality Trust, 8.55%, Series A		25,000	629,000
Equity Inns, 8.00%, Series C		125,000	3,134,375
FelCor Lodging Trust, $1.95, Series A (Convertible)		22,800	556,092
Highland Hospitality Corp., 7.875%, Series A		102,000	2,448,000
Host Hotels & Resorts, 8.875%, Series E		39,154	1,057,158
Innkeepers USA Trust, 8.00%, Series C		63,200	1,561,040
LaSalle Hotel Properties, 7.50%, Series D		3,900	92,820
LaSalle Hotel Properties, 8.00%, Series E		125,000	3,156,250
Strategic Hotels & Resorts, 8.50%, Series A		10,000	254,750
Strategic Hotels & Resorts, 8.50%, Series A, 144Aa		80,200	2,043,095
Strategic Hotels & Resorts, 8.25%, Series B		85,000	2,110,550
Strategic Hotels & Resorts, 8.25%, Series C		31,000	771,900
Sunstone Hotel Investors, 8.00%, Series A		143,000	3,603,600
			21,418,630

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
MORTGAGE	0.1%
Newcastle Investment Corp., 9.75%, Series B		51,600	$1,318,380
OFFICE	2.3%
Alexandria Real Estate Equities, 9.10%, Series B		26,600	673,246
Brandywine Realty Trust, 7.375%, Series D		33,803	824,962
Corporate Office Properties Trust, 7.50%, Series H		37,500	924,375
Cousins Properties, 7.75%, Series A		66,551	1,661,113
Cousins Properties, 7.50%, Series B		159,800	3,995,000
Highwoods Properties, 8.625%, Series A		7,400	7,585,000
Highwoods Properties, 8.00%, Series B		9,927	249,168
HRPT Properties Trust, 8.75%, Series B		183,100	4,760,600
HRPT Properties Trust, 7.125%, Series C		30,000	736,500
Kilroy Realty Corp., 7.80%, Series E		19,314	490,576
Kilroy Realty Corp., 7.50%, Series F		212,240	5,229,593
Maguire Properties, 7.625%, Series A		112,800	2,786,160
SL Green Realty Corp., 7.625%, Series C		188,300	4,613,350
SL Green Realty Corp., 7.875%, Series D		3,000	75,900
			34,605,543
OFFICE/INDUSTRIAL	0.2%
PS Business Parks, 8.75%, Series F		51,000	1,292,850
PS Business Parks, 7.00%, Series H		17,500	423,500
PS Business Parks, 7.60%, Series L		32,700	817,500
			2,533,850
RESIDENTIAL—APARTMENT	0.9%
Apartment Investment & Management Co., 9.375%, Series G		92,000	2,392,920
Apartment Investment & Management Co., 10.00%, Series R		116,100	2,922,818
Apartment Investment & Management Co., 8.00%, Series T		77,479	1,933,876
Apartment Investment & Management Co., 7.75%, Series U		60,632	1,491,547
Apartment Investment & Management Co., 8.00%, Series V		9,000	224,550
Apartment Investment & Management Co., 7.875%, Series Y		5,000	124,375
Mid-America Apartment Communities, 8.30%, Series H		142,100	3,613,603
			12,703,689
SELF STORAGE	0.2%
Public Storage, 7.25%, Series I		120,000	2,976,000

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	2.1%
COMMUNITY CENTER	0.6%
Cedar Shopping Centers, 8.875%, Series A		88,800	$2,328,336
Developers Diversified Realty Corp., 8.60%, Series F		33,900	861,060
Developers Diversified Realty Corp., 7.50%, Series I		10,000	250,200
Ramco-Gershenson Property Trust, 9.50%, Series B		25,000	641,500
Tanger Factory Outlet Centers, 7.50%, Series C		130,000	3,143,400
Urstadt Biddle Properties, 8.50%, Series C		10,000	1,060,000
Urstadt Biddle Properties, 7.50%, Series D		14,100	350,667
			8,635,163
REGIONAL MALL	1.5%
CBL & Associates Properties, 8.75%, Series B		48,800	2,480,260
CBL & Associates Properties, 7.75%, Series C		69,500	1,754,875
CBL & Associates Properties, 7.375%, Series D		149,000	3,687,750
Glimcher Realty Trust, 8.75%, Series F		63,100	1,621,039
Glimcher Realty Trust, 8.125%, Series G		140,000	3,500,000
Mills Corp., 9.00%, Series B		71,200	1,626,920
Mills Corp., 8.75%, Series E		67,800	1,560,756
Mills Corp., 7.875%, Series G		63,400	1,426,500
Pennsylvania REIT, 11.00%, Series A		9,800	535,080
Taubman Centers, 8.00%, Series G		167,000	4,261,840
Taubman Centers, 7.625%, Series H		25,000	622,500
			23,077,520
TOTAL SHOPPING CENTER			31,712,683
TOTAL PREFERRED STOCK (Identified cost—$150,499,113)			153,485,457
TOTAL INVESTMENTS (Identified cost—$1,104,368,898)	99.1%		1,467,000,779
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9%		13,694,033
NET ASSETS	100.0%		$1,480,694,812

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Resale is restricted to qualified institutional investors; equals 0.1% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost-$1,104,368,898)	$1,467,000,779
Cash	3,598,744
Receivable for investment securities sold	8,497,930
Dividends receivable	7,243,814
Receivable for fund shares sold	1,512,851
Other assets	56,670
Total Assets	1,487,910,788
LIABILITIES:
Payable for fund shares redeemed	4,801,186
Payable to investment advisor	896,117
Payable for distribution fees	602,371
Payable for shareholder servicing fees	336,420
Payable for investment securities purchased	227,748
Payable to administrator	23,896
Payable for directors' fees	957
Other liabilities	327,281
Total Liabilities	7,215,976
NET ASSETS	$1,480,694,812
NET ASSETS consist of:
Paid-in capital	$1,016,104,768
Dividends in excess of net investment income	(21,136,345)
Accumulated undistributed net realized gain on investments	123,094,508
Net unrealized appreciation on investments	362,631,881
$1,480,694,812

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

CLASS A SHARES:
NET ASSETS	$487,402,377
Shares issued and outstanding ($0.001 par value common stock outstanding)	29,431,078
Net asset value and redemption price per share	$16.56
Maximum offering price per share ($16.56 ÷ 0.955)[a]	$17.34
CLASS B SHARES:
NET ASSETS	$216,718,754
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,591,507
Net asset value and offering price per share[b]	$15.95
CLASS C SHARES:
NET ASSETS	$590,121,662
Shares issued and outstanding ($0.001 par value common stock outstanding)	37,012,098
Net asset value and offering price per share[b]	$15.94
CLASS I SHARES:
NET ASSETS	$186,452,019
Shares issued and outstanding ($0.001 par value common stock outstanding)	11,039,000
Net asset value, offering and redemption price per share	$16.89

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income	$23,475,138
Interest income	267,382
Total Income	23,742,520
Expenses:
Investment advisory fees	5,649,634
Distribution fees—Class A	618,737
Distribution fees—Class B	832,266
Distribution fees—Class C	2,265,414
Shareholder servicing fees—Class A	247,495
Shareholder servicing fees—Class B	277,422
Shareholder servicing fees—Class C	755,138
Transfer agent fees	450,195
Administration fees	304,968
Shareholder reporting expenses	100,815
Custodian fees and expenses	72,317
Professional fees	60,524
Registration and filing fees	51,877
Line of credit fees	31,537
Directors' fees and expenses	24,978
Miscellaneous	60,148
Total Expenses	11,803,465
Net Investment Income	11,939,055
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	124,356,591
Net change in unrealized appreciation on investments	18,563,341
Net realized and unrealized gain on investments	142,919,932
Net Increase in Net Assets Resulting from Operations	$154,858,987

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$11,939,055	$27,376,742
Net realized gain on investments	124,356,591	230,143,620
Net change in unrealized appreciation on investments	18,563,341	(156,222,758)
Net increase in net assets resulting from operations	154,858,987	101,297,604
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(11,396,323)	(11,207,365)
Class B	(4,597,740)	(3,578,146)
Class C	(12,484,998)	(8,998,016)
Class I	(4,596,339)	(3,597,258)
Net realized gain on investments:
Class A	—	(74,347,873)
Class B	—	(35,104,867)
Class C	—	(94,119,124)
Class I	—	(26,239,186)
Tax return of capital:
Class A	—	(5,268,632)
Class B	—	(2,488,168)
Class C	—	(6,670,600)
Class I	—	(1,859,270)
Total dividends and distributions to shareholders	(33,075,400)	(273,478,505)
Capital Stock Transactions:
Decrease in net assets from fund share transactions	(130,994,082)	(142,946,401)
Total decrease in net assets	(9,210,495)	(315,127,302)
Net Assets:
Beginning of period	1,489,905,307	1,805,032,609
End of period[a]	$1,480,694,812	$1,489,905,307

a  Including dividends in excess of net investment income of $21,136,345 and $0, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

		Class A

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$15.28	$17.22	$14.57	$11.43	$11.69	$10.72
Income from investment operations:
Net investment income	0.15 [a]	0.33 [a]	0.43 [a]	0.46 [a]	0.41	0.51
Net realized and unrealized gain on investments	1.51	0.82	3.22	3.49	0.16	1.20
Total from investment operations	1.66	1.15	3.65	3.95	0.57	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.32)	(0.37)	(0.44)	(0.72)	(0.53)
Net realized gain on investments	—	(2.59)	(0.47)	(0.28)	(0.10)	—
Tax return of capital	—	(0.18)	(0.17)	(0.09)	(0.01)	(0.21)
Total dividends and distributions to shareholders	(0.38)	(3.09)	(1.01)	(0.81)	(0.83)	(0.74)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	0.01	0.00 [b]	—	—
Net increase (decrease) in net asset value	1.28	(1.94)	2.65	3.14	(0.26)	0.97
Net asset value, end of period	$16.56	$15.28	$17.22	$14.57	$11.43	$11.69
Total investment return[c]	10.89%[e]	6.70%	25.78%	35.65%	4.73%	16.43%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$487.4	$491.7	$640.2	$397.1	$164.6	$93.3
Ratio of expenses to average daily net assets	1.25%[d]	1.26%	1.28%	1.29%	1.32%	1.41%
Ratio of net investment income to average daily net assets	1.89%[d]	1.93%	2.74%	3.54%	3.61%	4.92%
Portfolio turnover rate	17%[e]	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

d  Annualized.

e  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class B

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$14.72	$16.71	$14.18	$11.17	$11.45	$10.59
Income from investment operations:
Net investment income	0.10 [a]	0.22 [a]	0.28 [a]	0.36 [a]	0.33	0.44
Net realized and unrealized gain on investments	1.46	0.78	3.16	3.41	0.15	1.16
Total from investment operations	1.56	1.00	3.44	3.77	0.48	1.60
Less dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.22)	(0.32)	(0.39)	(0.65)	(0.47)
Net realized gain on investments	—	(2.59)	(0.43)	(0.28)	(0.10)	—
Tax return of capital	—	(0.18)	(0.16)	(0.09)	(0.01)	(0.27)
Total dividends and distributions to shareholders	(0.33)	(2.99)	(0.91)	(0.76)	(0.76)	(0.74)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—	—
Net increase (decrease) in net asset value	1.23	(1.99)	2.53	3.01	(0.28)	0.86
Net asset value, end of period	$15.95	$14.72	$16.71	$14.18	$11.17	$11.45
Total investment return[c]	10.62%[e]	5.95%	24.92%	34.84%	4.01%	15.57%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$216.7	$220.1	$284.9	$251.3	$133.0	$85.2
Ratio of expenses to average daily net assets	1.90%[d]	1.91%	1.92%	1.94%	1.97%	2.04%
Ratio of net investment income to average daily net assets	1.23%[d]	1.31%	1.89%	2.86%	2.92%	4.29%
Portfolio turnover rate	17%[e]	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

d  Annualized.

e  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class C

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$14.72	$16.71	$14.18	$11.17	$11.45	$10.60
Income from investment operations:
Net investment income	0.10 [a]	0.22 [a]	0.29 [a]	0.36 [a]	0.33	0.44
Net realized and unrealized gain on investments	1.45	0.78	3.15	3.41	0.15	1.15
Total from investment operations	1.55	1.00	3.44	3.77	0.48	1.59
Less dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.22)	(0.31)	(0.39)	(0.65)	(0.47)
Net realized gain on investments	—	(2.59)	(0.45)	(0.28)	(0.10)	—
Tax return of capital	—	(0.18)	(0.15)	(0.09)	(0.01)	(0.27)
Total dividends and distributions to shareholders	(0.33)	(2.99)	(0.91)	(0.76)	(0.76)	(0.74)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—	—
Net increase (decrease) in net asset value	1.22	(1.99)	2.53	3.01	(0.28)	0.85
Net asset value, end of period	$15.94	$14.72	$16.71	$14.18	$11.17	$11.45
Total investment return[c]	10.55%[e]	5.95%	24.92%	34.84%	4.01%	15.46%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$590.1	$601.0	$716.6	$534.7	$228.6	$115.4
Ratio of expenses to average daily net assets (net of expense reduction)	1.90%[d]	1.91%	1.92%	1.94%	1.97%	2.04%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.23%[d]	1.34%	1.94%	2.89%	2.97%	4.31%
Portfolio turnover rate	17%[e]	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Does not reflect sales charges, which would reduce return.

d  Annualized.

e  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

		Class I

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	2001
Net asset value, beginning of period	$15.57	$17.48	$14.76	$11.55	$11.81	$10.78
Income from investment operations:
Net investment income	0.19 [a]	0.42 [a]	0.48 [a]	0.51 [a]	0.45	0.59
Net realized and unrealized gain on investments	1.53	0.81	3.29	3.54	0.16	1.18
Total from investment operations	1.72	1.23	3.77	4.05	0.61	1.77
Less dividends and distributions to shareholders from:
Net investment income	(0.40)	(0.37)	(0.39)	(0.47)	(0.76)	(0.57)
Net realized gain on investments	—	(2.59)	(0.47)	(0.28)	(0.10)	—
Tax return of capital	—	(0.18)	(0.19)	(0.09)	(0.01)	(0.17)
Total dividends and distributions to shareholders	(0.40)	(3.14)	(1.05)	(0.84)	(0.87)	(0.74)
Redemption fees retained by the fund	0.00 [b]	0.00 [b]	—	—	—	—
Net increase(decrease) in net asset value	1.32	(1.91)	2.72	3.21	(0.26)	1.03
Net asset value, end of period	$16.89	$15.57	$17.48	$14.76	$11.55	$11.81
Total investment return	11.15%[d]	6.98%	26.20%	36.16%	5.03%	16.90%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$186.5	$177.1	$163.3	$115.6	$36.9	$19.2
Ratio of expenses to average daily net assets	0.90%[c]	0.91%	0.92%	0.94%	0.97%	1.08%
Ratio of net investment income to average daily net assets	2.28%[c]	2.40%	3.07%	3.92%	3.99%	5.30%
Portfolio turnover rate	17%[d]	25%	13%	25%	31%	22%

a  Calculated based on the average shares outstanding during the period.

b  Less than $0.005 per share.

c  Annualized.

d  Not annualized.

See accompanying notes to financial statements.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is high current income. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the fund for the first $1.5 billion and 0.65% thereafter of the average daily net assets of the fund.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily net assets. For the six months ended June 30, 2006, the fund paid the advisor $151,163 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the six months ended June 30, 2006, the fund has been advised that the distributor received $28,048 in sales commissions from the sale of Class A shares and that the distributor also received $314,988 and $24,774 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $11,520 from the fund for the six months ended June 30, 2006.

Other: During the six months ended June 30, 2006, the fund purchased securities from other entities of which the advisor acts as either advisor or sub-advisor. Total cost of these purchases amounted to $782,530.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006 totaled $260,757,722 and $360,478,646 respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$1,104,368,898
Gross unrealized appreciation	$371,421,683
Gross unrealized depreciation	(8,789,802)
Net unrealized appreciation	$362,631,881

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Six Months Ended June 30, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
CLASS A:
Sold	3,375,767	$55,140,606	10,583,940	$177,988,206
Issued as reinvestment of dividends and distributions	479,379	7,849,305	4,177,626	65,723,212
Redeemed	(6,608,192)	(107,562,738)	(19,755,818)	(341,258,051)
Redemption fees retained by the fund[a]	—	41,124	—	127,946
Net decrease	(2,753,046)	$(44,531,703)	(4,994,252)	$(97,418,687)
CLASS B:
Sold	200,960	$3,160,708	1,352,870	$21,117,459
Issued as reinvestment of dividends and distributions	95,691	1,509,091	961,579	14,537,363
Redeemed	(1,657,485)	(25,946,539)	(4,414,102)	(72,511,030)
Redemption fees retained by the fund[a]	—	18,739	—	17,946
Net decrease.	(1,360,834)	$(21,258,001)	(2,099,653)	$(36,838,262)
CLASS C:
Sold	1,568,401	$24,703,223	7,260,752	$115,693,403
Issued as reinvestment of dividends and distributions	266,946	4,210,981	2,736,543	41,361,403
Redeemed	(5,647,886)	(88,752,178)	(12,065,525)	(198,522,986)
Redemption fees retained by the fund[a]	—	51,469	—	47,422
Net decrease	(3,812,539)	$(59,786,505)	(2,068,230)	$(41,420,758)

COHEN & STEERS REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2006		For the Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
CLASS I:
Sold	1,273,365	$21,316,460	3,929,384	$67,906,674
Issued as reinvestment of dividends and distributions	217,376	3,631,489	1,614,111	25,911,212
Redeemed	(1,827,927)	(30,382,015)	(3,512,991)	(61,100,180)
Redemption fees retained by the fund[a]	—	16,193	—	13,600
Net increase (decrease)	(337,186)	$(5,417,873)	2,030,504	$32,731,306

a  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2006. The fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2006, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS REALTY INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSEIX
Class B—CSBIX
Class C—CSCIX
Class I— CSDIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006